UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

International Stem Cell Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51891

Delaware	20-4494098
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5950 Priestly Drive, Carlsbad, CA 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 14, 2015, International Stem Cell Corporation (the “Company”) announced that the Therapeutic Goods Administration (TGA) of Australia had cleared a regulatory submission from CytoTherapeutics, the Company’s wholly owned subsidiary, to initiate a Phase I/IIa clinical trial, dose escalation trial using human parthenogenetic stem cells-derived neural stem cells (ISC-hpNSC) in patients with moderate to severe Parkinson’s disease.

A copy of a press release announcing the clearance of the regulatory submission for the Phase I/IIa clinical trial is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 14, 2015.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

Date: December 14, 2015	By:	/s/ Mahnaz Ebrahimi
Mahnaz Ebrahimi Chief Financial Officer